SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 2, 2000

                                TUMBLEWEED, INC.
               (Exact name of registrant as specified in charter)


           DELAWARE                              61-1327945
  (State or other jurisdiction of       (I.R.S. Employer Identification No.)
  incorporation or organization)

                           2301 River Road, Suite 200
                           Louisville, Kentucky 40206
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (502) 893-2441

                              1900 Mellwood Avenue
                           Louisville, Kentucky 40206
                                (Former address)















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Item 5.   Other Events

On August 2, 2000, the Board of Directors of Tumbleweed, Inc. (the Company) appointed Mr. Terrance A. Smith the Chairman of the Board, President and Chief Executive Officer. Mr. Smith has been a member of the Board of Directors of Tumbleweed since June 1998 and is President of Tumbleweed International, LLC, the international licensee of the Company. The appointment of Mr. Smith followed the announcement by John A. "Jack" Butorac of his decision to retire as President and CEO of the Company. Mr. Butorac will continue as a director of the Company.

On August 2, 2000, the Board of Directors  also accepted the  resignation of Mr.
W. Roger Drury. Mr. Drury resigned from the Board in order to allow him to pursue other interests.


































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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                    TUMBLEWEED, INC.
                                                     (Registrant)


         Date:    August 10, 2000           By: /s/ James M. Mulrooney
                                                ----------------------
                                                    James M. Mulrooney
                                                    Executive Vice President
                                                    Chief Financial Officer




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